EXHIBIT 23.3


                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" in the Amendment No. 2 to Form S-3 on Form S-1 Registration Statement (No. 333-37962) pertaining to eGlobe, Inc. and to the inclusion therein of our report dated November 4, 1999, with respect to the financial statements of Oasis Reservations Services, Inc. as of May 31, 1999 and for the year then ended.



                                    /s/ Berkowitz Dick
                                        -------------------------------------
                                        Pollack & Brant LLP


Miami, Florida
September 13, 2000